UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 23, 2019

MEDICAL PROPERTIES TRUST, INC.
MPT OPERATING PARTNERSHIP, L.P.
(Exact Name of Registrant as Specified in Charter)

Maryland Delaware	001-32559 333-177186	20-0191742 20-0242069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 969-3755
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share, of Medical Properties Trust, Inc.	MPW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Medical Properties Trust, Inc.	Emerging growth company ☐

MPT Operating Partnership, L.P.	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Medical Properties Trust, Inc.	☐

MPT Operating Partnership, L.P.	☐

This Current Report on Form
8-K
is filed by Medical Properties Trust, Inc., a Maryland corporation (the “Company”), and MPT Operating Partnership, L.P., a Delaware limited partnership through which the Company conducts substantially all of its operations (the “Operating Partnership”). Through one of its wholly-owned subsidiaries, the Company serves as the sole general partner of the Operating Partnership. Unless otherwise indicated or unless the context requires otherwise, references to “we” and “our” refer to the Company, the Operating Partnership and any other subsidiaries thereof.
Item 1.01.	Entry into a Material Definitive Agreement.

Acquisition of BMI Portfolio
On December 23, 2019, the Operating Partnership entered into definitive agreements pursuant to which certain of its subsidiaries will acquire a portfolio of 30 acute care hospitals located throughout the United Kingdom currently operated by BMI Healthcare Ltd. (“BMI”) and owned by an affiliate of BMI, for approximately £1.5 billion, or approximately $2.0 billion (the “BMI Acquisition”). In a related transaction, affiliates of Circle Health Ltd. (“Circle”) entered into definitive agreements to acquire BMI and assume operations of its 52 facilities in the United Kingdom. Circle has been one of the Company’s tenants since 2014.
Upon closing of the transactions, we will lease back the hospitals to affiliates of Circle under 30 cross-defaulted leases guaranteed by Circle. The leases will each have an initial fixed term to 2050, with two five-year extension options and annual rent escalators linked to UK consumer price inflation.
The table below sets forth certain details with respect to the hospitals in the BMI portfolio that we are acquiring:

Hospital	City	Form of Investment	Hospital Type	Licensed Beds
London Independent	London	Fee simple	Acute	73
Blackheath	London	Fee simple	Acute	68
Alexandra	Cheadle	Fee simple	Acute	171
Ross Hall	Glasgow	Fee simple	Acute	101
Highfield	Rochdale	Fee simple	Acute	47
Beaumont	Bolton	Fee simple	Acute	34
Droitwich	Droitwich Spa	Long leasehold	Acute	56
Priory	Edgbaston	Fee simple and long leasehold	Acute	118
Hampshire Clinic	Basingstoke	Fee simple	Acute	65
Sarum Road	Winchester	Fee simple	Acute	48
Albyn	Aberdeen	Fee simple	Acute	28
Winterbourne	Dorchester	Long leasehold	Acute	38
Hendon	London	Fee simple	Acute	30
Goring Hall	Worthing	Fee simple	Acute	37
Werndale	Carmarthen	Fee simple	Acute	27
Bath Clinic	Bath	Fee simple	Acute	67
Ridgeway	Swindon	Fee simple	Acute	50
Beardwood	Blackburn	Fee simple	Acute	18
Thornbury	Sheffield	Fee simple	Acute	77
Park	Arnold	Fee simple	Acute	85
Clementine Churchill	Harrow	Fee simple	Acute	141
Mount Alvernia	Guildford	Fee simple	Acute	76
Chaucer	Canterbury	Fee simple	Acute	55
Chelsfield Park	Orpington	Fee simple	Acute	36
Shirley Oaks	Croydon	Fee simple	Acute	42
Sloane	Beckenham	Fee simple	Acute	32
Princess Margaret	Windsor	Fee simple	Acute	78
Chiltern	Great Missenden	Fee simple	Acute	66
Saxon Clinic	Milton Keynes	Fee simple	Acute	37
Manor	Biddenham	Fee simple	Acute	23

Total Licensed Beds				1,824

Subject to customary closing conditions, the Company expects to consummate the BMI Acquisition in the first quarter of 2020.
The BMI Acquisition was documented pursuant to the terms of a share purchase agreement, dated December 23, 2019, between GHG Holdco 3 Limited, an affiliate of BMI and indirect owner of the properties, as seller, and Medical Properties Trust Limited, our affiliate, as purchaser (the “Share Purchase Agreement”). The Share Purchase Agreement contemplates that five non-core
properties, with an aggregate purchase price of less than £10.0 million, owned by the seller and not included in the portfolio of properties listed above will be sold to third parties either prior to or following the closing.
The Company intends to finance the BMI Acquisition with cash on hand, including proceeds from recent U.S. dollar equity and sterling-denominated bond offerings and borrowings under an unsecured sterling-denominated term loan facility. We cannot assure you that the BMI Acquisition will be completed on the terms described herein or at all.
Item 7.01.	Regulation FD Disclosure.

On December 23, 2019, the Company issued a press release announcing the BMI Acquisition described in Item 1.01 of this Current Report on Form
8-K.
A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
The information contained in this Item 7.01 and exhibits thereto is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise. The information in this Item 7.01, including the exhibit thereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.
Forward-Looking Statements
This Current Report on Form
8-K
contains certain “forward-looking” statements as defined by Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “aim”, “estimate”, “target”, “anticipate”, “believe”, “continue”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding the Company’s plans, strategies, objectives, targets, future expansion and development activities and expected financial performance that are not historical facts. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including, without limitation: the satisfaction of all conditions to, and the closing of the BMI Acquisition and related transactions on the terms contemplated or at all; the ability of the Company’s tenants to meet the terms of their agreements; expected payout ratio; the amount of acquisitions of healthcare real estate, if any; capital markets conditions; the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt or equity arrangements, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a real estate investment trust for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular; and the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain equity or debt financing secured by our properties or on an unsecured basis, and the factors referenced under the section captioned “Item 1.A Risk Factors” in the Annual Report on Form
10-K
of the Company and the Operating Partnership for the year ended December 31, 2018 and the Quarterly Report on Form
10-Q
of the Company and the Operating Partnership for the quarter ended September 30, 2019, and other risks described in documents subsequently filed by the Company or the Operating Partnership from time to time with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release Dated December 23, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

MPT OPERATING PARTNERSHIP, L.P.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer of the sole member of the general partner of MPT Operating Partnership, L.P.

Date: December 2
6
, 2019